Exhibit 99.2

scansource

Fiscal Third Quarter

2023 Earnings

"Throughout fiscal year 2023, our team has delivered results ahead of expectations. Our strong results for the quarter demonstrate how our diversified portfolio of technologies is driving our hybrid distribution success."

Mike Baur
Chairman and CEO, ScanSource, Inc.

Key Q3 Highlights

5% Net Sales Growth and Positive Operating Cash Flow +$55M

Delivered Results Ahead of Expectations

Confidence in our Hybrid Distribution Strategy

5% Net Sales Growth and 5% Gross Profit Growth

Consolidated	Specialty Technology Solutions Segment	Modern Communications & Cloud Segment
Net Sales +5% Y/Y $886M	**STS, Net Sales +12% Y/Y** $566M	**MC&C, Net Sales -7% Y/Y** $320M
Gross Profit +5% Y/Y $112M, 12.6% margin	**STS, Gross Profit +7% Y/Y** $58M, 10.2% margin	**MC&C, Gross Profit +3% Y/Y** $54M, 16.9% margin

© ScanSource 2022

Third Quarter Metrics Reflect Operational Excellence

$0.83 per share
-9% Y/Y
GAAP Diluted EPS

5.16%
Adjusted EBITDA Margin*

$55M Q3
$(99)M TTM
Operating Cash Flow

$0.96 per share
-8% Y/Y
Non-GAAP Diluted EPS*
Higher interest expense in Q3 FY23

$45.7M Q3 +3% Y/Y
$178.4M TTM
Adjusted EBITDA*
TTM all-time Company record

14.6%
Adjusted ROIC*
$10.7M share repurchases in Q3

Solid Financial Foundation for Growth

1.5x net debt* to TTM adjusted EBITDA* Target range: 1x to 2x	**3/31/23 Working Capital $781M** $12M Q/Q improvement	**Paid for inventory days of 22.7**	**70 days sales outstanding**

Fiscal Year 2023 Outlook updated as of May 9, 2023 (replaces previously provided guidance)

At Least 6.5% (unchanged from 6.5%)
Net Sales Growth

At Least $182M (up from $176M)
+9% Y/Y
Adjusted EBITDA*

Focused Execution of Value Creation Strategy

- A repositioned company – Innovative hybrid distributor
- Building on specialized technologies
- Differentiated market position
- Attractive financial profile
- Delivering long-term sustainable growth

* Non-GAAP measure; adjusted ROIC represents return on invested capital
For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's third quarter fiscal year 2023 news release issued on May 9, 2023, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section.

2

© ScanSource 2022

Forward-Looking Statements This Earnings Infographic and supporting materials contain certain comments that are “forward- looking” statements, including statements about our FY23 outlook, growth opportunities and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the failure to hire and retain quality employees, risk to our business from a cyber-security attack, supply chain challenges, the failure to manage and implement our organic growth strategy, economic weakness and inflation, a failure of our IT systems, a failure to acquire new businesses, changes in interest and exchange rates and regulatory regimes impacting our international operations, loss of our major customers, credit risks involving our larger customers and suppliers, termination of our relationship with key suppliers or a significant modification of the terms under which we operate with a key supplier, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2022, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission. Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP net sales, non-GAAP SG&A expenses, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC and net sales less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 3

ScanSource, Inc.
Earnings Infographic
Q3 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 885,519	$1,011,241	$ 943,813	$ 962,283	$ 845,990	(12)%	5%
Gross profit	$ 111,762	$ 115,334	$ 113,485	$ 110,792	$ 106,508	(3)%	5%
Gross profit margin %	*12.6 %*	*11.4 %*	*12.0 %*	*11.5 %*	*12.6 %*	*122 bp*	*3 bp*
SG&A expenses	$ 70,669	$ 69,074	$ 71,593	$ 75,905	$ 66,522	2%	6%
Operating income	$ 34,279	$ 39,432	$ 34,888	$ 27,424	$ 32,917	*(13)%*	*4%*
Operating income %	*3.87 %*	*3.90 %*	*3.70 %*	*2.85 %*	*3.89 %*	*(3) bp*	*(2) bp*
Net income	$ 21,221	$ 25,734	$ 24,042	$ 19,947	$ 23,526	*(18)%*	*(10)%*
Diluted EPS	$ 0.83	$ 1.01	$ 0.94	$ 0.78	$ 0.91	*(18)%*	*(9)%*
Select reported Non-GAAP measures: [(a)]							
Non-GAAP operating income	$ 38,449	$ 40,724	$ 39,129	$ 31,864	$ 37,374	(6)%	3%
Non-GAAP operating income %	*4.34 %*	*4.03 %*	*4.15 %*	*3.31 %*	*4.42 %*	*32 bp*	*(8) bp*
Non-GAAP net income	$ 24,330	$ 26,941	$ 27,203	$ 23,266	$ 26,879	(10)%	(9)%
Non-GAAP diluted EPS	$ 0.96	$ 1.06	$ 1.07	$ 0.91	$ 1.04	(9)%	(8)%
Adjusted EBITDA	$ 45,656	$ 48,815	$ 45,275	$ 38,672	$ 44,115	(6)%	3%
Adjusted EBITDA %	*5.16 %*	*4.83 %*	*4.80 %*	*4.02 %*	*5.21 %*	*33 bp*	*(6) bp*
Adjusted ROIC	14.6 %	15.6 %	15.6 %	14.9 %	18.0 %	(100) bp	(340) bp
Operating cash flow (QTR)	$ 54,837	$ (26,885)	$ (48,459)	$ (78,684)	$ 29,707	**nm*	*85%*
Operating cash flow (TTM)	$ (99,191)	$ (124,321)	$ (115,855)	$ (124,355)	$ 15,674	**nm*	**nm*

(a) See pages 11 through 12 for the calculation of non-GAAP measures and reconciliations to GAAP measures.

**nm - percentages are not meaningful*

scansource.com 4 May 9, 2023

ScanSource, Inc.
Earnings Infographic
Q3 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22	Q/Q	Y/Y
Net sales	$ 565,652	$ 627,548	$ 576,329	$ 580,619	$ 503,072	(10)%	12%
Gross profit	$ 57,664	$ 56,732	$ 58,404	$ 53,994	$ 54,021	2%	7%
Gross profit margin %	*10.2 %*	*9.0 %*	*10.1 %*	*9.3 %*	*10.7 %*	*115 bp*	*(54) bp*
GAAP operating income	$ 19,811	$ 19,682	$ 21,852	$ 15,408	$ 20,623	1%	(4)%
GAAP operating income %	*3.50 %*	*3.14 %*	*3.79 %*	*2.65 %*	*4.10 %*	*37 bp*	*(60) bp*
Add: Intangible amortization expense	$ 1,266	$ 1,266	$ 1,341	$ 1,491	$ 1,491	—%	(15)%
Non-GAAP operating income	$ 21,077	$ 20,948	$ 23,193	$ 16,899	$ 22,114	*1%*	*(5)%*
Non-GAAP operating income %	*3.73 %*	*3.34 %*	*4.02 %*	*2.91 %*	*4.40 %*	*39 bp*	*(67) bp*

Reconciliation of Operating Income to Adjusted EBITDA	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22	Q/Q	Y/Y
GAAP operating income	$ 19,811	$ 19,682	$ 21,852	$ 15,408	$ 20,623	1%	(4)%
Plus:							
Depreciation expense	1,862	1,873	1,941	2,089	1,833	*(1)%*	2%
Intangible amortization expense	1,266	1,266	1,341	1,491	1,491	—%	(15)%
Interest income	354	194	321	325	265	82%	34%
Other income/(expense), net	(54)	71	(125)	(141)	165	**nm*	*nm
EBITDA	23,239	23,086	25,330	19,172	24,377	1%	(5)%
Adjustments:							
Share-based compensation expense	1,867	2,203	1,556	1,710	1,659	(15)%	13%
Adjusted EBITDA (non-GAAP)	$ 25,106	$ 25,289	$ 26,886	$ 20,882	$ 26,036	*(1)%*	*(4)%*
Adjusted EBITDA (non-GAAP) %	*4.44 %*	*4.03 %*	*4.67 %*	*3.60 %*	*5.18 %*	*41 bp*	*(74) bp*

**nm - percentages are not meaningful*

scansource.com 5 May 9, 2023

ScanSource, Inc.
Earnings Infographic
Q3 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Modern Communications & Cloud, 5-Quarter Financial Summary

($ in thousands)

	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22	Q/Q	Y/Y
Net sales	$ 319,867	$ 383,693	$ 367,484	$ 381,664	$ 342,918	(17)%	(7)%
Gross profit	$ 54,098	$ 58,602	$ 55,081	$ 56,798	$ 52,487	(8)%	3%
Gross profit margin %	*16.9 %*	*15.3 %*	*15.0 %*	*14.9 %*	*15.3 %*	*160 bp*	*160 bp*
GAAP operating income	$ 14,468	$ 19,750	$ 13,036	$ 12,016	$ 12,294	(27)%	18%
GAAP operating income %	4.52 %	5.15 %	3.55 %	3.15 %	3.59 %	*(63) bp*	*93 bp*
Add: Intangible amortization expense	$ 2,904	$ 2,884	$ 2,900	$ 2,949	$ 2,966	1%	(2)%
Add: Tax recovery[(a)]	$ —	$ (2,858)	$ —	$ —	$ —	*nm	*nm
Non-GAAP operating income	$ 17,372	$ 19,776	$ 15,936	$ 14,965	$ 15,260	(12)%	14%
Non-GAAP operating income %	*5.43 %*	*5.15 %*	*4.34 %*	*3.92 %*	*4.45 %*	*20 bp*	*90 bp*

Reconciliation of Operating Income to Adjusted EBITDA	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22	Q/Q	Y/Y
GAAP operating income	$ 14,468	$ 19,750	$ 13,036	$ 12,016	$ 12,294	(27)%	18%
Plus:							
Depreciation expense	1,042	1,034	1,046	1,172	1,015	1%	3%
Intangible amortization expense	2,904	2,884	2,900	2,949	2,966	1%	(2)%
Interest income	1,356	1,834	1,269	1,035	735	(26)%	*84%*
Other income/(expense), net	(307)	(280)	(623)	(542)	(28)	*nm	*nm
EBITDA	19,463	25,222	17,628	16,630	16,982	(23)%	15%
Adjustments:							
Share-based compensation expense	1,087	1,161	760	1,162	1,098	(6)%	(1)%
Tax recovery[(a)]	—	(2,858)	—	—	—	*nm	*nm
Adjusted EBITDA (non-GAAP)	$ 20,550	$ 23,525	$ 18,388	$ 17,792	$ 18,080	(13)%	14%
Adjusted EBITDA (non-GAAP) %	*6.42 %*	*6.13 %*	*5.00 %*	*4.66 %*	*5.27 %*	*29 bp*	*115 bp*

(a) Recovery of prior period withholding taxes in Brazil

**nm - percentages are not meaningful*

scansource.com 6 May 9, 2023

ScanSource, Inc.
Earnings Infographic
Q3 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - QTR

($ in thousands)

Net Sales by Segment:

	Q3 FY23	Q3 FY22	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 565,652	$ 503,072	12.4 %
Foreign exchange impact (a)	61	—	
Net sales, constant currency (non-GAAP)	$ 565,713	$ 503,072	12.5 %
Modern Communications & Cloud:			
Net sales, as reported	$ 319,867	$ 342,918	(6.7)%
Foreign exchange impact (a)	363	—	
Net sales, constant currency (non-GAAP)	$ 320,230	$ 342,918	(6.6)%
Consolidated:			
Net sales, as reported	$ 885,519	$ 845,990	4.7 %
Foreign exchange impact (a)	424	—	
Net sales, constant currency (non-GAAP)	$ 885,943	$ 845,990	4.7 %

Net Sales by Geography:

	Q3 FY23	Q3 FY22	% Change
United States and Canada:			
Net sales, as reported	$ 808,797	$ 764,529	5.8 %
International:			
Net sales, as reported	$ 76,722	$ 81,461	(5.8)%
Foreign exchange impact (a)	424	—	
Net sales, constant currency (non-GAAP)	$ 77,146	$ 81,461	(5.3)%
Consolidated:			
Net sales, as reported	$ 885,519	$ 845,990	4.7 %
Foreign exchange impact (a)	424	—	
Net sales, constant currency (non-GAAP)	$ 885,943	$ 845,990	4.7 %

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended March 31, 2023 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended March 31, 2022.

scansource.com 7 May 9, 2023

ScanSource, Inc.
Earnings Infographic
Q3 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)

	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22
Adjusted return on invested capital (ROIC), annualized (a)	**14.6 %**	**15.6 %**	**15.6 %**	**14.9 %**	**18.0 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 21,221	$ 25,734	$ 24,042	$ 19,947	$ 23,526
Plus:					
Interest expense	5,715	5,060	3,448	1,886	1,483
Income taxes	8,692	10,458	8,241	6,267	9,044
Depreciation and amortization	7,074	7,057	7,228	7,700	7,305
EBITDA	42,702	48,309	42,959	35,800	41,358
Adjustments:					
Tax recovery (b)	—	(2,858)	—	—	—
Share-based compensation	2,954	3,364	2,316	2,872	2,757
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 45,656**	**$ 48,815**	**$ 45,275**	**$ 38,672**	**$ 44,115**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 862,386	$ 827,004	$ 806,528	$ 806,654	$ 768,525
Equity - end of quarter	878,895	862,386	827,004	806,528	806,654
Adjustments:					
Tax recovery, net	—	(1,886)	—	—	—
Share-based compensation, net	2,191	2,496	1,718	2,134	2,063
Average equity	871,736	845,000	817,625	807,658	788,621
Average funded debt (c)	398,318	392,853	336,428	233,445	205,073
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 1,270,054**	**$ 1,237,853**	**$ 1,154,053**	**$ 1,041,103**	**$ 993,694**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Recovery of prior period withholding taxes in Brazil

(c) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 8 May 9, 2023

ScanSource, Inc.
Earnings Infographic
Q3 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)

	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22
Consolidated debt (Q/E)	$ 311,052	$ 382,796	$ 326,435	$ 271,170	$ 181,500
Less:					
Consolidated cash and cash equivalents (Q/E)	(37,374)	(66,445)	(40,472)	(37,987)	(43,539)
Net debt (Q/E)	**$ 273,678**	**$ 316,351**	**$ 285,963**	**$ 233,183**	**$ 137,961**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 21,221	$ 25,734	$ 24,042	$ 19,947	$ 23,526
Plus:					
Interest expense	5,715	5,060	3,448	1,886	1,483
Income taxes	8,692	10,458	8,241	6,267	9,044
Depreciation and amortization	7,074	7,057	7,228	7,700	7,305
EBITDA	42,702	48,309	42,959	35,800	41,358
Adjustments:					
Tax recovery (a)	—	(2,858)	—	—	—
Share-based compensation	2,954	3,364	2,316	2,872	2,757
Adjusted EBITDA (non-GAAP)	$ 45,656	$ 48,815	$ 45,275	$ 38,672	$ 44,115
Adjusted EBITDA, TTM (b)	**$ 178,418**	**$ 176,877**	**$ 170,604**	**$ 166,723**	**$ 163,350**
Net Debt / Adjusted EBITDA, TTM (b)	**1.5x**	**1.8x**	**1.7x**	**1.4x**	**0.8x**

(a) Recovery of prior period withholding taxes in Brazil

(b) Adjusted EBITDA for the trailing 12-month period

scansource.com 9 May 9, 2023

ScanSource, Inc.
Earnings Infographic
Q3 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)

	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22
Accounts Receivable (Q/E)	$ 684,458	$ 779,562	$ 744,946	$ 729,442	$ 642,384
Days sales outstanding in receivables	70	69	71	68	69
Inventory (Q/E)	$ 752,763	$ 761,936	$ 675,798	$ 614,814	$ 591,396
Inventory turns	4.1	5.0	5.1	5.6	5.1
Accounts payable (Q/E)	$ 656,688	$ 748,662	$ 710,919	$ 714,177	$ 706,359
Paid for inventory days*	22.7	10.9	7.2	(0.8)	(2.9)
Working Capital (Q/E) (AR+INV-AP)	$ 780,533	$ 792,836	$ 709,825	$ 630,079	$ 527,421
Cash conversion cycle	93	80	78	67	66

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 10 May 9, 2023

Operating Income, Net Income & EPS - QTR ($ in thousands) Quarter ended March 31, 2023 Reported GAAP measure Intangible amortization expense Tax recovery, net Non-GAAP measure SG&A expenses $70,669 — — $70,669 Operating income 34,279 4,170 — 38,449 Net income 21,221 3,109 — 24,330 Diluted EPS $0.83 $0.12 — $0.96 ($ in thousands) Quarter ended December 31, 2022 Reported GAAP measure Intangible amortization expense Tax recovery, net (a) Non-GAAP measure SG&A expenses $69,074 — $2,858 $71,932 Operating income 39,432 4,150 (2,858) 40,724 Net income 25,734 3,093 (1,886) 26,941 Diluted EPS $1.01 $0.12 $(0.07) $1.06 (a) Recovery of prior period withholding taxes in Brazil ScanSource, Inc. Earnings Infographic Q3 FY2023 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 11 May 9, 2023

Operating Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended September 30, 2022 Reported GAAP measure Intangible amortization expense Tax recovery, net Non-GAAP measure SG&A expenses $71,593 — — $71,593 Operating income 34,888 4,241 — 39,129 Net income 24,042 3,161 — 27,203 Diluted EPS $0.94 $0.12 — $1.07 ($ in thousands) Quarter ended June 30, 2022 Reported GAAP measure Intangible amortization expense Tax recovery, net Non-GAAP measure SG&A expenses $75,905 — — $75,905 Operating income 27,424 4,440 — 31,864 Net income 19,947 3,319 — 23,266 Diluted EPS $0.78 $0.13 — $0.91 ($ in thousands) Quarter ended March 31, 2021 Reported GAAP measure Intangible amortization expense Tax recovery, net Non-GAAP measure SG&A expenses $66,522 — — $66,522 Operating income 32,917 4,457 — 37,374 Net income 23,526 3,353 — 26,879 Diluted EPS $0.91 $0.13 — $1.04 ScanSource, Inc. Earnings Infographic Q3 FY2023 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 12 May 9, 2023

FY23 Annual Financial Outlook Reconciliation FY23 Outlook GAAP, operating income At least $140 million Intangible amortization $17 million Depreciation expense $12 million Share-based compensation expense $12 million Interest income and other income (expense), net $4 million Tax recovery $(3) million Adjusted EBITDA (non-GAAP) At least $182 million ScanSource, Inc. Earnings Infographic Q3 FY2023 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 May 9, 2023